NScore Xtra II

National Security Life and Annuity Company
National Security Variable Account N

Supplement dated March 28, 2022
to the Prospectus dated May 1, 2019

The following supplements and amends the prospectus dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

NOTICE OF FUND SUBSTITUTION

In accordance with applicable law, on or about May 20, 2022 (the “Substitution Date”), National Security Life and Annuity Company (“National Security”) and National Security Variable Account N (“VAN”) intend to substitute the following “Existing Portfolio” in which an investment division (“subaccounts”) of VAN currently invests with the “Replacement Portfolio” (the “Substitution”), as set forth in the table below:

Existing Portfolio	Replacement Portfolio
Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I)	ON Risk Managed Balanced Portfolio

The Existing Portfolio and Replacement Portfolio are currently available as investment options under the contract. The Existing Portfolio and Replacement Portfolio are also available investment options with certain optional benefit riders available with the contract. Please refer to your prospectus or contact our customer service for a list of the Funds available to you.

The Existing Portfolio will continue to be included as an investment option until the Substitution Date. On the Substitution Date all accumulation units corresponding to the shares of the Existing Portfolio will be replaced with accumulation units corresponding to the shares of the Replacement Portfolio. In addition, the Existing Portfolio will be replaced by the Replacement Portfolio within the investment restrictions applicable to the riders described in the prospectus and this supplement.

Your rights and National Security’s obligations under your contract will not be altered in any way by the Substitution. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. The Substitution will be effected at the relative net asset values of the Existing Portfolio’s and the Replacement Portfolio’s shares. The fees and charges under your contract will not increase as a result of the Substitution, and the Substitution will be performed at no cost to you. There will be no tax consequences for you as a result of the Substitution.

Important Information Regarding Your Transfer Rights

For Contracts without an Optional Benefit Rider that Includes Investment Restrictions

From the date of this supplement until the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in the Existing Portfolio to any other investment option available under your contract free of charge. For 30 days following the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in the Replacement Portfolio to any other investment option available under your contract free of charge. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, any Contract Value remaining in a subaccount that invests in the Existing Portfolio will be automatically reallocated to the subaccount that invests in the Replacement Portfolio.

For Contracts with any GMIB Plus with Annual Reset (2009), GLWB Plus, GPP or GPP (2012)

From the date of this supplement until the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in the Existing Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. For 30 days following the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in the Replacement Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. Please note, however, that the investment restrictions applicable to your rider will continue to apply during the time periods referenced above. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations or limitations imposed by your rider as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, the Replacement Portfolio will replace the Existing Portfolio in your rider’s investment restrictions, as applicable. Any Contract Value remaining in a subaccount that invests in an Existing Portfolio on the Substitution Date will be automatically reallocated to the subaccount that invests in the Replacement Portfolio.

Other Information Related to the Substitution

Any future allocation, dollar cost averaging, rebalancing or fund specific systematic withdrawal instructions on your contract that are impacted by the Substitution will be updated automatically to include the Replacement Portfolio.

If your Contract Value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Contract Value from each subaccount that invests in the Existing Portfolio to the subaccount that invests in the Replacement Portfolio. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Portfolio will be different from the number of units you held in the subaccount investing in the Existing Portfolio.

A summary prospectus for the Replacement Portfolio is being sent to you under separate cover. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Replacement Portfolio are described in the summary prospectuses. Read the prospectuses carefully before making any investment decision with respect to your Contract Value that is allocated to the Existing Portfolio. You can find the prospectuses and other information about the Funds online at nslac.com/variableproducts.

You may change investment allocations or request a copy of the Replacement Portfolio’s statutory prospectus at any time by contacting customer service at 877.446.6020.

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